UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

AIRSPAN NETWORKS INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 310, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

In a press release dated August 6, 2008, Airspan Networks Inc. (the “Company”) announced results for the second quarter ending June 29, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

99.1 Press Release dated August 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRSPAN NETWORKS INC.

By:	/s/ David Brant
David Brant
Senior Vice President and Chief Financial Officer

Date: August 6, 2008

EXHIBIT INDEX

99.1  Press Release dated August 6, 2008